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                                  EXHIBIT (14)

                               POWERS OF ATTORNEY



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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNTS

Know all men by these presents that Robert J. Kontz, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Financial Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                            /s/ Robert J. Kontz
                                            -----------------------------------
                                            Robert J. Kontz
                                            Controller
                                            Transamerica Financial Life
                                            Insurance Company

    October 16, 2003
-------------------------
Date

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                                POWER OF ATTORNEY
                                 WITH RESPECT TO
                  TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNTS

Know all men by these presents that E. Kirby Warren, whose signature appears below, constitutes and appoints Frank A. Camp and Craig D. Vermie, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for the Separate Accounts of Transamerica Financial Life Insurance Company, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or their substitute, may do or cause to be done by virtue hereof.

                                            /s/ E. Kirby Warren
                                            -----------------------------------
                                            E. Kirby Warren
                                            Director
                                            Transamerica Financial Life
                                            Insurance Company

    October 16, 2003
-------------------------
Date